SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  March 3, 1998


                             AMERICAN STORES COMPANY
               (Exact name of registrant as specified in charter)



                                    Delaware
                          (State or other jurisdiction
                                of incorporation)


     1-5392                                                       87-0207226
(Commission File No.)                                           (IRS Employer
                                                             Identification No.)

709 East South Temple Street, Salt Lake City, Utah                  84102
(Address of principal executive offices)                          (Zip Code)



               Registrant's telephone number, including area code
                                 (801) 539-0112



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ITEM 5.  OTHER EVENTS

         On March 3, 1998, the Company announced its 1997 fourth quarter and fiscal year sales and earnings. A copy of the Company's press release dated March 3, 1998 is attached hereto as Exhibit 1 and is incorporated herein by reference.

         Attached hereto as Exhibit 2 and incorporated herein by reference is the presentation and calculation of basic and diluted earnings per share as of the end of each of the last five fiscal years as required by Statement of Financial Accounting Standards No. 128, Earnings Per Share.

         On March 6, 1998, the Company filed a Prospectus Supplement with the Commission with respect to its Medium Term Note Program, Series B. The purpose of Exhibits 3, 4 and 5 hereto is to file with the Commission the Distribution Agreement, Form of Fixed Rate Note and Form of Floating Rate Note in connection with such program.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

1. Press Release dated March 3, 1998, issued by American Stores Company.

2. Presentation and calculation of earnings per share in accordance with Statement of Financial Accounting Standards No. 128.

3. Distribution Agreement dated as of March 5, 1998, among American Stores Company and the agents named therein.

4. Form of Fixed Rate Medium Term Note, Series B.

5. Form of Floating Rate Medium Term Note, Series B.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  March 6, 1998


                                           AMERICAN STORES COMPANY


                                           By:  /s/ Kathleen E. McDermott
                                                 Name:  Kathleen E. McDermott
                                                 Title:  Chief Legal Officer

                                  EXHIBIT INDEX




   Exhibit No.                           Title

        1.   Press Release dated March 3, 1998, issued by American Stores
             Company.

        2. Presentation and calculation of Earnings Per Share in accordance with Statement of Financial Accounting Standards No. 128.

        3. Distribution Agreement dated as of March 5, 1998, among American Stores Company and the agents named therein.

        4.   Form of Fixed Rate Medium Term Note, Series B.

        5.   Form of Floating Rate Medium Term Note, Series B.